EXHIBIT 10.2

                        WAIVER AND TENTH AMENDMENT TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

              TENTH AMENDMENT dated as of August 29, 1997 (this "Amendment") to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 1995 (as modified by, or the terms thereof waived by, the Waiver and First Amendment thereto dated as of February 16, 1996, the Second Amendment thereto dated as of May 10, 1996, the Third Amendment thereto dated as of September 11, 1996, the Fourth Amendment thereto dated as of January 13, 1997, the Fifth Amendment thereto dated as of March 7, 1997, the Waiver and Sixth Amendment thereto dated as of April 4, 1997, the Seventh Amendment thereto dated as of May 6, 1997, the Eighth Amendment thereto dated as of June 9, 1997, the Waiver thereto dated as of July 25, 1997, the Waiver and Ninth Amendment thereto dated as of July 31, 1997, the Waiver thereto dated as of August 7, 1997, and the Waiver thereto dated as of August 14, 1997, the Waiver thereto dated as of August 21, 1997, the "Credit Agreement"), each among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the lending institutions from time to time party thereto as lenders (the "Current Banks"), and BANKERS TRUST COMPANY, as agent (the "Agent"). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Credit Agreement.

                              W I T N E S S E T H :

              WHEREAS, the Borrower has requested that the Current Banks amend certain provisions of the Credit Agreement to provide for supplemental term loans to the Borrower in the aggregate amount of $77,977,980 (the "Supplemental Term Loans");

              WHEREAS, the lending institutions identified on Schedule XVI to Exhibit A hereto as supplemental term lenders (the "Supplemental Term Lenders") are willing to make the Supplemental Term Loans upon the terms and subject to the conditions set forth herein and in Exhibit A hereto;

              WHEREAS, the Borrower has requested permission to surrender the lease on the property known as the Miami Warehouse; and




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              WHEREAS, subject to and upon the terms and conditions hereinafter set forth and in the Credit Agreement as amended hereby, the Current Banks and the Supplemental Term Lenders (collectively, the "Banks") are agreeable to the foregoing;

              NOW, THEREFORE, the parties hereto hereby agree as follows:

              Section 1. Amendments. (a) On the Amendment No. 10 Effective Date (as defined below), the Credit Agreement shall be amended to read as set forth in Exhibit A hereto (as so amended, the "Amended Credit Agreement"), with the same effect as if each of the parties hereto has executed and delivered to the Agent a counterpart of the Amended Credit Agreement. By executing and delivering a copy of this Amendment, each Supplemental Term Lender agrees that, as of the Amendment No. 10 Effective Date, such Supplemental Term Lender is a party to the Credit Agreement.

              (b) On the Amendment No. 10 Effective Date the aggregate Revolving Commitment shall be reduced automatically to $67,877,649, such amount to be allocated among the Revolving Loan Commitments of the Banks as set forth on
Schedule I-B to Exhibit A hereto.

              (c) Notwithstanding anything herein to the contrary, this Amendment shall terminate and be of no force and effect if the Amendment No. 10 Effective Date shall not have occurred on or prior to August 29, 1997.

              Section 2. Waiver. The undersigned Banks hereby waive compliance with the Credit Documents to the extent that the Borrower pays $75,000 to the Landlord of the Miami Warehouse in exchange for a complete release of all obligations under the remaining term of the lease thereof, and the undersigned Banks agree to release the interest of the Borrower in the Miami Warehouse as Collateral under the Credit Agreement, provided that the surrender of such lease has been consummated by September 30, 1997.

              Section 3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and each Bank that:



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              (a) assuming the effectiveness of this Amendment, no Default or
Event of Default has occurred and is continuing on and as of the date hereof;
and

              (b) the representations and warranties of the Borrower and the other Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof other than as referred to herein, except to the extent such representations and warranties expressly relate to a different specific date.

              Section 4. Effectiveness. This Amendment shall become effective on the date (the "Amendment No. 10 Effective Date") on which all the following conditions have been satisfied:

                         (i) the Agent shall have executed and delivered a counterpart of this Amendment and received duly executed counterparts of this Amendment from (i) the Borrower, (ii) each Subsidiary of the Borrower that is a party to any Credit Document, (iii) all the Current Banks and (iv) all the Supplemental Term Lenders; the aforesaid execution and delivery may be effected by delivery and receipt by facsimile transmission;

                         (ii) the Borrower shall have paid a fee to the Agent for the ratable benefit of the Current Banks in an amount equal to 2.5% of the aggregate amount of the aggregate Revolving Commitments and the aggregate Term Loans immediately following the Amendment No. 10 Effective Date and the application of the proceeds of the Supplemental Term Loans (which amount is $172,022,020 in the aggregate);

                         (iii) the Borrower shall have paid a fee to the Agent as provided in the Credit Agreement as amended hereby;

                         (iv) the Borrower shall have repaid a sufficient amount of Loans outstanding prior to the Amendment No. 10 Effective Date so that, after giving effect to such payment, the aggregate outstanding principal amount of the Revolving Commitments and the Term Loans does



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         not exceed $172,022,020 as of the Amendment No. 10 Effective
         Date;

                         (v) the Agent shall have received from counsel to the Borrower a legal opinion in form and substance acceptable to Agent and Agent's legal counsel;

                         (vi) all the Supplemental Term Lenders shall have become parties to this Amendment and the Credit Agreement;

                         (vii) the aggregate proceeds to the Borrower from the Supplemental Term Loans shall be at least $77,977,980;

                         (viii) all the representations and warranties made in
          Section 3 of this Amendment shall be true and correct, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment No. 10 Effective Date;

                         (ix) the Agent shall have received a certificate dated the Amendment No. 10 Effective Date signed on behalf of the Borrower by the President, any Executive Vice President or the Chief Financial Officer of the Borrower stating that the condition in clause (viii) of
          Section 4 of this Amendment has been satisfied;

                         (x) the Borrower shall have paid the cost of title insurance required by the Banks to have been provided on the Amendment No. 10 Effective Date; and

                         (xi) the Borrower shall have paid all costs of the Banks and the Agent incurred in connection with this Amendment, including the fees, charges and disbursements of counsel for the Agent and the Banks.

              Section 5. Status of Credit Documents. (a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified or waived hereby, (i) the terms, provi-


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sions and conditions of the Credit Documents, (ii) the terms and provisions of the Further Assurances Agreement dated as of June 15, 1995, as modified in writing prior to the date hereof, between the Borrower and the Agent, and (iii) the Liens granted under the Credit Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

              (b) No amendment of any terms or provisions of the Credit Agreement granted hereunder shall relieve the Borrower from complying with such terms and provisions other than as amended hereby or from complying with any other term or provision of the Credit Agreement.

              Section 6. Counterparts. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

              Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.



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              IN WITNESS WHEREOF, the parties hereto have caused their
respective duly authorized officers to execute and deliver this Tenth Amendment to the Amended and Restated Credit Agreement as of the date first above written.


                                    THE GRAND UNION COMPANY

                                    By: /s/ Jeffrey P. Friemark
                                       -----------------------------------
                                       Name: Jeffrey P. Friemark
                                       Title: Executive Vice President and
                                              Chief Financial and Administrative
                                              Officer

                                    BANKERS TRUST COMPANY,
                                      Individually and as Agent

                                    By: /s/ Mary Kay Coyle
                                       -----------------------------------
                                       Name: Mary Kay Coyle
                                       Title: Managing Director


                                    CARGILL FINANCIAL SERVICES CORP.

                                    By: /s/ [illegible]
                                       -----------------------------------
                                       Name: [illegible]
                                       Title: Vice President


                                    FLEET CAPITAL CORPORATION

                                    By: /s/ Thomas E. Joyce
                                       -----------------------------------
                                       Name: Thomas E. Joyce
                                       Title: Vice President and
                                              Portfolio Manager


                                    GOLDMAN SACHS CREDIT PARTNERS LP

                                    By: /s/ Stephen J. McGuinness
                                       -----------------------------------
                                       Name: Stephen J. McGuinness
                                       Title: Authorized Signatory




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                                    HELLER FINANCIAL, INC.

                                    By: /s/ T. Bukowski
                                       -----------------------------------
                                       Name: T. Bukowski
                                       Title: Vice President


                                    LEHMAN COMMERCIAL PAPER INC.

                                    By: /s/ Michelle Swanson
                                       -----------------------------------
                                       Name: Michelle Swanson
                                       Title: Authorized Signatory


                                    ML CBO IV (CAYMAN) LTD, LLC

                                    By:  Protective Asset Management,
                                           as Collateral Manager

                                    By: /s/ James Dondero
                                       -----------------------------------
                                       Name: James Dondero - CFA, CPA
                                       Title: President


                                    QUANTUM PARTNERS LDC

                                    By: /s/ Mark Sonnino
                                       -----------------------------------
                                       Name: Mark Sonnino
                                       Title: Attorney in Fact


                                    SWISS BANK CORPORATION, LONDON BRANCH

                                    By: /s/ Herbert E. Seif
                                       -----------------------------------
                                       Name: Herbert E. Seif
                                       Title: Managing Director - SBC


                                    SWISS BANK CORPORATION, LONDON BRANCH

                                    By: /s/ James Duplessie
                                       -----------------------------------
                                       Name: James Duplessie
                                       Title: Executive Director
                                              Distressed Debt


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                                    [SUPPLEMENTAL TERM LENDER A]


                                    By:________________________
                                       Name:
                                       Title:


                                    [SUPPLEMENTAL TERM LENDER B]


                                    By:________________________
                                       Name:
                                       Title:



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              The foregoing Tenth Amendment to the Amended and Restated Credit
Agreement is hereby consented and agreed to, and the Liens and guaranties under the Credit Documents are hereby confirmed, by:


                           MERCHANDISING SERVICES, INC.
                           GRAND UNION STORES, INC. OF VERMONT
                           GRAND UNION STORES OF NEW HAMPSHIRE, INC.
                           SPECIALTY MERCHANDISING SERVICES, INC.


                           By: /s/ Jeffrey P. Freimark
                              ------------------------------------------
                              Name: Jeffrey P. Freimark
                              Title: Executive Vice President and
                                     Chief Financial and Administrative Officer


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